SECUREPATH FOR LIFE PRODUCT

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC Pooled Account No. 44

And

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA FF

Supplement dated May 1, 2020

to the

Prospectus dated May 1, 2020

On March 27, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"). Among other provision, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts, including annuities that are issued as IRAs (Roth, Traditional, Simple) and employer sponsored plans such as a 401(k), 403(b), and governmental 457(b) plan.

1. 2020 Waiver of Required Minimum Distributions: The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in

2020. Additionally:

∙For those who turned 70 ½ in 2019 and have an RMD required beginning date of 4/1/2020, their 2020 RMD is waived, and their initial 2019 RMD is waived if it was not taken before 1/1/2020.

∙The RMD waiver also applies to beneficiaries of a qualified stretch payout that is based on taking a life expectancy "RMD" payment each year.

∙For beneficiaries subject to a 5-year delay payout - the year 2020 will not be counted in measuring the five-year post-death distribution period, so they will receive a 6th year of deferral.

2.Distribution and loan tax relief for "Eligible Participants"

∙For these purposes, "Eligible Participants" are plan participants and IRA owners who:

ohave been diagnosed with COVID-19,

ohave spouses or dependents diagnosed with COVID-19, or

ohave experienced adverse financial consequences stemming from COVID-19 as a result of

-being quarantined, furloughed or laid off,

-having reduced work hours,

-being unable to work due to lack of child care,

-the closing or reduction of hours of a business owned or operated by the participant, or

-other factors determined by the Treasury Department.

∙Eligible Participants may withdraw up to a total of $100,000 from IRAs and certain qualified plans without being subject to the 10% additional tax on distributions taken prior to age 59 ½.

∙20% mandatory federal withholding is waived.

∙Federal income tax on these distributions can be spread ratably over three years (handled by client on their 1040).

This Prospectus Supplement must be accompanied or preceded

by the above referenced Prospectus

∙Eligible Participants who take a distribution pursuant to this CARES Act provision may re- contribute the distribution during the three-year period following the distribution.

∙For retirement plans that offer loans, the CARES Act also provides expanded loan availability (for loans taken in the 180 days following the date of enactment) and temporary relief from plan loan default rules for Eligible Participants.

This Prospectus Supplement must be accompanied or preceded

by the above referenced Prospectus